EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Loudeye Corp. (the "Company") on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald M. Stevens, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date of the financial statements contained therein.

/s/ RONALD M. STEVENS
---------------------------------------------------
Ronald M. Stevens
Chief Financial Officer and Chief Operating Officer
May 10, 2005

* A signed original of this written statement required by Section 906 has been provided to Loudeye Corp. and will be retained by Loudeye Corp. and furnished to the Securities and Exchange Commission or its staff upon request.